UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on July 29, 2016, of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 30, 2015 (the “Merger Agreement”), by and between KeyCorp, an Ohio corporation (“KeyCorp”), and First Niagara Financial Group, Inc., a Delaware corporation (“First Niagara”). Certificates of merger, with the merger effective date of August 1, 2016, were filed in Ohio and Delaware to effectuate the merger of First Niagara with and into KeyCorp, with KeyCorp as the surviving entity.

Item 8.01	Other Events

On July 29, 2016, KeyCorp issued a press release announcing the closing of the transactions contemplated by the Merger Agreement. A copy of the press release announcing the closing is attached hereto as Exhibit 99.1.

Item 9.01	Exhibits

Exhibit Number	Description

99.1	KeyCorp Press Release, dated July 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

Date: July 29, 2016	By:	/s/ Donald R. Kimble
Donald R. Kimble Chief Financial Officer